U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report:   August 30, 2001
                 -------------------





                          ASI Entertainment, Inc.
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)






   Delaware                                               52-2101695
-------------------------                            -------------------
(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)





                            Suite 2, 1601 Main Road
                      Research, Victoria, 3905, Australia
                      -----------------------------------
                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (613)9437 1233
                                                  ------------------














                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   Changes in Control of Registrant
          --------------------------------
          See Item 2 below.

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------
          Effective August 16, 2001, we entered into an agreement to acquire certain rights to defined intellectual property owned by Research No. 1 Trust. This intellectual property consists of the "Securetag" tracking system, whose applications include, but are not limited to, tracking the collection and delivery of parcels, and tracking parcels and other items in a warehouse or transportation environment. We agreed to acquire the North and South American and European marketing and manufacturing rights to this intellectual property. In exchange for this acquisition, we agreed to issue 6,000,000 new shares of common stock at a price of $0.50US per share. The completion of the agreement is subject to our delivery of these shares of common stock within thirty days of the signing of this Agreement.

Item 3.   Bankruptcy or Receivership
          --------------------------
          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------
          Not Applicable

Item 5.   Other Events
          ------------
          Not Applicable

Item 6.   Resignation of Registrant's Directors
          -------------------------------------
          Not Applicable

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
	    Not Applicable

Item 8.   Change of Fiscal Year
          ---------------------
          Not Applicable

Item 9.   Sales of Equity Securities Pursuant to Regulation S
          ---------------------------------------------------
          Not Applicable




Exhibits

Nil












































                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            ASI Entertainment, Inc.
                                        -----------------------------
                                               (Registrant)


Date:  August 30, 2001                      Philip Shiels
       -----------------                 -----------------------------
                                                (Signature)
                                               Philip Shiels
                                          Chief Financial Officer